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                                                                      EXHIBIT 23


                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    We hereby consent to the use of our report dated February 12, 1997, except for Notes 8 and 12, which are dated March 7, 1997, which is incorporated by reference into the Form S-8 Registration Statement filed on behalf of Micro Bio-Medics, Inc., file #33-46231, file #33-66726 and file #333-02019.



                             Miller, Ellin & Company



New York, New York
June25, 1997